SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                ---------------

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934







Date of report (Date of earliest event reported): October 29, 1996

                            MULTI-MARKET RADIO, INC.
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               (Exact name of registrant as specified in charter)



         Delaware                       0-22080                  13-3707697
(State or Other Jurisdiction      (Commission File No.)     (IRS Employer
     of Incorporation)                                       Identification No.)


150 East 58th Street, 19th Floor, New York, New York                  10155
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(Address of principal executive offices)                             (Zip Code)


Registrant's telephone number, including area code:  (212) 407-9150
                                                   -----------------------------

                                      N/A
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(Former name or former address, if changed since last report)








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ITEM 5.  OTHER EVENTS

Supplement No. 1 to the Joint Proxy Statement/Prospectus of SFX Broadcasting, Inc. and Multi-Market Radio, Inc.


On October 29, 1996, Multi-Market Radio, Inc. (the "Company") mailed to the holders of its Class A Common Stock, par value $.01 per share, and its Class B Common Stock, par value $.01 per share, Supplement No. 1, dated October 28, 1996, to the Joint Proxy Statement/Prospectus, dated October 4, 1996, of
SFX Broadcasting, Inc. and the Company ("Supplement No. 1"). Supplement No.
1 is contained in Exhibit 99.1 and is incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


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
         (c)      Exhibits
         10.1     Asset Exchange Agreement among WHFS, Inc., Liberty Broadcasting of Maryland
                  Incorporated and SFX Broadcasting, Inc. (incorporated by reference to Exhibit 10.1 of the Form 8-K of SFX Broadcasting, Inc. (Commission file No. 0-22486) filed on October 30, 1996).

         10.2     Asset Purchase Agreement between Secret Communications Limited Partnership and SFX
                  Broadcasting, Inc. (incorporated by reference to Exhibit 10.2 of the Form 8-K of SFX Broadcasting,
                  Inc. (Commission file No. 0-22486) filed on October 30, 1996).

         10.3     Stock Purchase Agreement among Delsener/Slater Enterprises, Ltd., Beach Concerts, Inc., Connecticut
                  Concerts, Incorporated, Broadway Concerts, Inc., Ardee Productions, Ltd., Ardee Festivals NJ, Inc.,
                  In-House Tickets, Inc., Exit 116 Revisited, Inc., Dumb Deal, Inc., Ron Delsener, Mitch Slater and SFX
                  Broadcasting, Inc. (incorporated by reference to Exhibit 10.3 of the Form 8-K of SFX Broadcasting, Inc.
                  (Commission file No. 0-22486) filed on October 30, 1996).

         10.4     Purchase and Sale Agreement among WWYZ, Inc., Great American Music Fest &
                  Production Co. (collectively, the "Companies"), each of the shareholders of the Companies and SFX
                  Broadcasting, Inc. (incorporated by reference to Exhibit 10.4 of the Form 8-K of SFX Broadcasting,
                  Inc. (Commission file No. 0-22486) filed on October 30, 1996).

         10.5     Amendment to Asset Purchase Agreement between Texas Coast Broadcasters, Inc. and Multi-
                  Market Radio, Inc. (incorporated by reference to Exhibit 10.5 of the Form 8-K of SFX Broadcasting,
                  Inc. (Commission file No. 0-22486) filed on October 30, 1996).

         23.1     Consent of Ernst & Young LLP.

         23.2     Consent of Arthur Andersen LLP.

         23.3     Consent of Mohle, Adams, Till, Guidry and Wallace, LLP.

         99.1     Supplement No. 1, dated October 28, 1996, to the Proxy Statement/Prospectus dated October 4, 1996 of SFX Broadcasting, Inc. and the Company (incorporated by reference to Exhibit 99.1 of the Form 8-K of SFX Broadcasting, Inc. (Commission File No. 0-22486)
                  filed on October 30, 1996).

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                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

                                             MULTI-MARKET RADIO, INC.

                                             By:/s/ Jerry D. Emlet
                                                --------------------------------
                                                Name:    Jerry D. Emlet
                                                Title:   Chief Financial Officer


Date:    October 29, 1996

                                 EXHIBIT INDEX

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

       EXHIBITS                                 DESCRIPTION
         10.1     Asset Exchange Agreement among WHFS, Inc., Liberty Broadcasting of Maryland
                  Incorporated and SFX Broadcasting, Inc. (incorporated by reference to Exhibit 10.1 of the Form 8-K of SFX Broadcasting, Inc. (Commission file No. 0-22486) filed on October 30, 1996).

         10.2     Asset Purchase Agreement between Secret Communications Limited Partnership and SFX
                  Broadcasting, Inc. (incorporated by reference to Exhibit 10.2 of the Form 8-K of SFX Broadcasting,
                  Inc. (Commission file No. 0-22486) filed on October 30, 1996).

         10.3     Stock Purchase Agreement among Delsener/Slater Enterprises, Ltd., Beach Concerts, Inc., Connecticut
                  Concerts, Incorporated, Broadway Concerts, Inc., Ardee Productions, Ltd., Ardee Festivals NJ, Inc.,
                  In-House Tickets, Inc., Exit 116 Revisited, Inc., Dumb Deal, Inc., Ron Delsener, Mitch Slater and SFX
                  Broadcasting, Inc. (incorporated by reference to Exhibit 10.3 of the Form 8-K of SFX Broadcasting, Inc.
                  (Commission file No. 0-22486) filed on October 30, 1996).

         10.4     Purchase and Sale Agreement among WWYZ, Inc., Great American Music Fest &
                  Production Co. (collectively, the "Companies"), each of the shareholders of the Companies and SFX
                  Broadcasting, Inc. (incorporated by reference to Exhibit 10.4 of the Form 8-K of SFX Broadcasting,
                  Inc. (Commission file No. 0-22486) filed on October 30, 1996).

         10.5     Amendment to Asset Purchase Agreement between Texas Coast Broadcasters, Inc. and Multi-
                  Market Radio, Inc. (incorporated by reference to Exhibit 10.5 of the Form 8-K of SFX Broadcasting,
                  Inc. (Commission file No. 0-22486) filed on October 30, 1996).

         23.1     Consent of Ernst & Young LLP.

         23.2     Consent of Arthur Andersen LLP.

         23.3     Consent of Mohle, Adams, Till, Guidry and Wallace, LLP.

         99.1     Supplement No. 1, dated October 28, 1996, to the Proxy Statement/Prospectus dated October 4, 1996 of SFX Broadcasting, Inc. and the Company (incorporated by reference to Exhibit 99.1 of the Form 8-K of SFX Broadcasting, Inc. (Commission File No. 0-22486)
                  filed on October 30, 1996).




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